UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2375 Waterview Drive Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) on May 6, 2025. The final voting results for the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1.	Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the Company’s next annual meeting of shareholders and until his or her successor is duly elected and qualified):

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Javed Ahmed	138,926,162	1,111,416	73,752	6,643,456
Robert C. Arzbaecher	134,340,820	5,686,526	83,984	6,643,456
Christopher D. Bohn	138,120,936	1,916,682	73,712	6,643,456
Deborah L. DeHaas	139,605,040	405,646	100,644	6,643,456
John W. Eaves	137,985,608	2,051,639	74,083	6,643,456
Susan A. Ellerbusch	139,646,030	389,804	75,496	6,643,456
Stephen J. Hagge	133,007,072	7,030,901	73,357	6,643,456
Jesus Madrazo Yris	138,842,241	1,195,205	73,884	6,643,456
Anne P. Noonan	137,529,771	2,506,132	75,427	6,643,456
Michael J. Toelle	139,479,895	557,239	74,196	6,643,456
Theresa E. Wagler	138,471,076	1,563,994	76,260	6,643,456
Celso L. White	138,834,218	1,198,935	78,177	6,643,456
W. Anthony Will	139,183,946	852,710	74,674	6,643,456

2.	Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,108,578	8,776,627	226,125	6,643,456

3.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,691,215	10,003,654	59,917	0

4.	Shareholder proposal regarding shareholder approval requirement for excessive golden parachutes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,416,296	77,397,829	1,297,205	6,643,456

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Michael P. McGrane
	Name:	Michael P. McGrane
	Title:	Vice President, General Counsel, and Secretary